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SCHEDULE 14A
(Rule 14a-101)

    INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
ZEROS & ONES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ /	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ZEROS & ONES, INC.
1714 16th Street
Santa Monica, California 90404

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, OCTOBER 4, 2001

To the Stockholders of Zeros & Ones, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ZEROS & ONES, INC., a Nevada corporation (the "Company"), will be held on Thursday, October 4, 2001, at 1:00 p.m., local time, at the 1714 16th Street, Santa Monica, California 90404 for the following purposes:

  1.
  To elect directors to serve for the ensuing year and until their successors are elected.

  2.
  To ratify the adoption of the 2000 Stock Option Plan for Zeros & Ones, Inc.

  3.
  To ratify the adjustment of the exercise price of stock options granted pursuant to the 2000 Stock Option Plan for Zeros & Ones, Inc.

  4.
  To ratify the selection of Stonefield Josephson Accountancy Corporation as the Company's independent accountants for the fiscal year ending December 31, 2001.

  5.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on August 15, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                      By Order of the Board of Directors

                      Robert J. Holtz
                       President, Chief Executive Officer, and Chief Financial Officer

Santa Monica, California
August 23, 2001

    All Stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelop (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

ZEROS & ONES, INC.
1714 16th Street
Santa Monica, California 90404

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 4, 2001

INFORMATION CONCERNING SOLICITATION AND VOTING

General

    The enclosed proxy is solicited on behalf of the Board of Directors of Zeros & Ones, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, October 4, 2001 at 1:00 p.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 1714 16th Street, Santa Monica, California 90404. This proxy statement and accompanying proxy will first be mailed to stockholders entitled to vote at the Annual Meeting on or about September 5, 2001.

Solicitation

    The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company will reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by the Company or its agents. No directors, officers or other regular employees will be paid any additional compensation for such services.

Voting Rights and Outstanding Shares

    Only holders of record of Common Stock at the close of business on August 15, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on August 15, 2001, the Company had outstanding and entitled to vote 23,911,858 shares of Common Stock, the only outstanding class of securities entitled to vote at the Annual Meeting. Each share of Common Stock will be entitled to one vote on all matters to be voted on at the Annual Meeting.

Quorum

    A quorum must be present for any action to be taken on a voting matter at the Annual Meeting. The presence in person or by proxy of persons holding a majority of the shares of Common Stock outstanding and entitled to vote constitutes a quorum. Except in the election of directors, the affirmative vote of the majority of the shares present in person or by proxy will be required for the approval of all matters presented at the Annual Meeting. Directors will be elected by plurality vote. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes occur when brokers or other nominees are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will be counted for purposes of determining the presence of a quorum, but will not be counted for the purpose of determining whether a matter has been approved.

Revocability of Proxies

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 1714 16th Street, Santa Monica, California 90404, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information with respect to the beneficial ownership of the Company's capital stock, as of August 15, 2001, by (i) each stockholder who is known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, the only class of the Company's outstanding voting securities, (ii) each director and executive officer of the Company who owns any shares of Common Stock, and (iii) all executive officers and directors as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the shares listed below have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Name & Address of Shareholder	Title of Class	Number of Shares Beneficially Owned(5)	Percentage of Outstanding Shares Beneficially Owned
Robert J. Holtz(1) 1714 16th Street Santa Monica, California 90404	Common Stock	2,550,000	10.7%
Steve Schklair(2) 1714 16th Street Santa Monica, California 90404	Common Stock	2,314,000	9.7%
William Burnsed(3) 1714 16th Street Santa Monica, California 90404	Common Stock	1,500,000	6.3%
Bernie Butler-Smith(4) 1714 16th Street Santa Monica, California 90404	Common Stock	900,000	3.8%
All Directors and Executive Officers as a Group (3 persons)	Common Stock	4,950,000	20.7%

(1)
Mr. Holtz is the Chairman of the Board, Chief Executive Officer and President of the Company.

(2)
Steve Schklair is the former Chief Executive Officer, Chief Financial Officer and director of the Company. On August 20, 2001, the Company was informed that 2,000,000 of these shares were conveyed by Mr. Schklair to unaffiliated parties.

(3)
Mr. Burnsed is a director of the Company.

(4)
Mr. Butler-Smith is a Vice President and director of the Company.

(5)
Does not include stock options owned by these individuals.

PROPOSAL I
ELECTION OF DIRECTORS

    The Company's Articles of Incorporation authorize a Board of Directors consisting of not less than three (3) members, the exact number to be determined in accordance with the By-Laws. The number of directors is currently fixed at four (4). Accordingly, four (4) directors will be elected at the Annual Meeting. Directors hold office until the next annual meeting of stockholders or until their successors have been elected and qualified.

    It is the intention of each of the persons named in the accompanying proxy to vote the shares represented thereby in favor of the four (4) nominees listed below, unless contrary instructions are given. Proxies cannot be voted for a greater number of persons than the number of nominees named. All of the nominees listed below are currently directors of the Company. The Board of Directors has no reason to believe that any of the nominees listed below will be unable or will decline to serve. If, however, any nominee is unable or declines to serve, the persons named in the accompanying proxy reserve the right to vote the shares represented thereby in favor of the election of another person or persons nominated by the Board of Directors in his stead or, if no other person is so nominated, in favor of the remaining nominees.

Nominees

    Set forth below is certain information, as of August 23, 2001, concerning the nominees for election as directors at the Annual Meeting:

Name of Nominee	Age	Position With the Company	Director Since
Robert J. Holtz	30	President, Chief Executive Officer, Chief Financial Officer, and Chairman	August 1999
William Burnsed	55	Director	August 1999
Bernie Butler-Smith	42	Vice President of Advanced Imaging, Secretary, and Director	August 1999
Douglas Glen	54	Director	September 2000

    Robert J. Holtz has been the Chairman of the Board of Directors since August 1999, President of ZROS since November 1999, Chief Executive Officer of ZROS since August 2000, and Chief Financial Officer of ZROS since August 2001. Mr. Holtz is an internationally recognized leader in the development of new technologies. He has extensive management experience in both Television and the Internet. Prior to founding Zeros & Ones, a Delaware corporation, in 1994, Mr. Holtz served as Director of Special Projects at the renowned Hollywood post-production facility, Action Video. During that time, he developed many of the key techniques and technologies used by the entertainment industry to digitize and share video clips in collaborative projects. Mr. Holtz was a member of Microsoft's Win32™ Advisory Group and has established strategic relationships with Microsoft Corporation, Netscape Communications, Sun Microsystems, Acquity Systems, CyberCash, Wild Tangent, and others. In 1996, Holtz expanded by establishing Zeros & Ones, a Delaware corporation, as one of the only technology companies with an in-house content development group called Studio Subzero, employing talented artists, programmers, designers, and audio professionals. Under his management, the group created award-winning websites and invented a number of proprietary technologies for Internet and e-commerce applications. In 1999, Holtz orchestrated a multi-company acquisition plan to accelerate the growth of the Company and enable the unified Company to establish itself as a leading force in transmedia content and technology development.

    William Burnsed has been a Director of ZROS since August 1999. Mr. Burnsed is the leading designer of some of the most innovative and successful post-production facilities in the world, with a strong reputation for completing projects on time and on budget. He is responsible for the design, engineering, and installation of over twenty major television facilities, among which are Hollywood Digital, 525 Post Production, The Financial News Network, Lorimar Studios, RCA Videodisc Television Center, Twentieth Century Fox, KSHO, and ProVideo. As the founder and president of Hollywood Digital, Mr. Burnsed was also directly responsible for overall corporate management and business development. Construction of this facility was completed in six months, and he directed the company to over ten million dollars in sales in its first full year of operation. Mr. Burnsed's other credits in the television industry include Director of Engineering at Editel Los Angeles, Engineering Supervisor for TAV/Merv Griffin Productions, General Manager of Shelter Vision Mobile Video, and Director of Studio Operations for Transworld Communications.

    Bernie Butler-Smith has been a Director of ZROS since August 1999, Vice President, Advanced Imaging of ZROS since June 2000, and Secretary of ZROS since August 2000. Mr. Butler-Smith is an international leader in the design of real-time image-processing hardware and software, with an extensive knowledge in several disciplines of mathematics and high performance digital pipelining structures. He has collaborated with engineers from various professions, such as silicon layout designers from Kawasaki LSI (Japan), optical tooling designs from Eastek (China), and various U.S. hardware and software engineers. As VP Engineering at Digi-Spec Corporation for 11 years, he designed 35 image-processing products, such as pixel-level video motion detectors, time-lapse recorders, and digital switching and routing equipment. In an independent study commissioned by the U.S. Department of Energy, Mr. Butler-Smith's motion detector products were ranked #1. His designs are presently being used by Microsoft, Pfizer Pharmaceuticals, the U.S. Department of Defense, Boeing, The Hoosier Dome, the EPA, EMC Automation, and the FAA.

    Douglas Glen has been a Director of ZROS since September 2000. Mr. Glen is President and Chief Executive Officer of Burst.com, an innovator of video and audio delivery software for IP networks which trades on NASDAQ, as well as a partner of Global Rights Fund II, a private equity fund that invests in brand-driven ventures, with emphasis on broadband entertainment. Prior to that, Mr. Glen was the Chief Strategy Officer of Mattel where he was responsible for the toy company's technology initiatives. He started Mattel Media, which pioneered entertainment software for girls, and IntelPlay, a high-tech toy venture with Intel Corporation. Previously, he was Group Vice President, business development and strategic planning, at Sega of America, where he directed the launch of Sega's multimedia game line. Earlier he was General Manager of Lucasfilm Games and spent 15 years in the advertising industry. He earned an undergraduate degree from MIT and received a Masters Degree in Business Administration and Ph.D. from Somerset University.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Such persons are also required to furnish ZROS with copies of all Section 16(a) forms they file. Based solely on the Company's review of the copies of those forms received by the Company or written representations from such persons that no Forms 5 were required to be filed, to the Company's knowledge all reports due were timely filed, except that to the Company's knowledge, Steve Schklair, former Chief Executive Officer and director of the Company, did not file a Form 4 related to the sale of securities made in the months from October through December 2000.

Board Committees And Meetings

    The Board of Directors does not maintain an Audit Committee or a Compensation Committee. During the fiscal year ended December 31, 2000, the Board of Directors held two meetings. Each incumbent director attended at least 75% of the aggregate of all Board meetings.

Compensation of Directors

    Directors receive no cash compensation for their services to the Company as directors, but are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NAMED NOMINEE.

MANAGEMENT

    Set forth below is certain information, as of August 23, 2001, concerning the current executive officers of the Company. All officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors or executive officers.

Name of Officer	Age	Position With the Company
Robert J. Holtz	30	President, Chief Executive Officer, and Chief Financial Officer
Bernie Butler-Smith	42	Vice President of Advanced Imaging and Secretary
Allen Crawford	47	Vice President of Strategic Development

    Mr. Holtz has been the President of ZROS since November 1999, Chief Executive Officer of ZROS since August 2000, and Chief Financial Officer of ZROS since August 2001. See "Election of Directors—Nominees" above.

    Mr.Butler-Smith has been Vice President, Advanced Imaging of ZROS since June 2000, and Secretary of ZROS since August 2000. See "Election of Directors—Nominees" above.

    Allen Crawford has been the Vice President of Strategic Development of ZROS since March 2000. Mr. Crawford is focused on strategic acquisitions, entertainment and technology production deals, as well as heading up corporate affairs and public market initiatives. Mr. Crawford brings a rich history of high-level intellectual property, technology, and entertainment industry accomplishments. Known as an entertainment industry maven, he is responsible for negotiating some of the largest studio contracts in Hollywood history, including well over $100 million in digital effects and content deals yielding total worldwide box office figures in excess of $3 billion. Crawford's achievements include negotiating studio deals for such high-profile feature films as "The Fifth Element", "Apollo 13", "Dante's Peak" and James Cameron's blockbuster, "Titanic." Mr. Crawford's deal-making credits also include the most successful 3D entertainment attraction ever, "TERMINATOR 2: 3D"—a project for the Universal Studios theme parks. Crawford was also Executive Vice President of Production Development and Corporate Affairs at Station X Studios, a digital studio that he co-founded in 1997 to specialize in extreme photo-real computer-generated imagery and animation. Before Station X, Mr. Crawford was Director of Business Affairs at Digital Domain, the visual effects facility founded by James Cameron, Stan Winston and Scott Ross with investment from IBM and Cox Communications. Prior to his involvement with the entertainment industry, Crawford was an executive in the personal computer industry, where he specialized in M&A transactions along with the licensing of both hardware- and software-based intellectual properties.

EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table sets forth certain information with respect to the compensation paid or accrued by the Company to its executive officers and directors for services rendered to the Company during the fiscal years ended December 31, 2000, 1999 and 1998, respectively. No other executive officer received compensation in excess of $100,000 in any such year.

	Annual Compensation
					Long-Term Compensation Awards Securities Underlying Options
Name and Principal Position	Fiscal Year(6)	Salary	Bonus	Other Annual Compensation			All Other Compensation
Robert J. Holtz President, Chief Executive Officer, and Chief Financial Officer	2000	$222,282	—	—	—	(1)	$250,000	(2)
Bernie Butler-Smith Vice President of Advanced Imaging and Secretary	2000	$59,583	—	—	—	(3)	$20,000	(8)
Allen Crawford Vice President of Strategic Development	2000	$136,500	—	—	—	(4)	$49,964	(5)
William Burnsed Director	2000	—	—	—	—	(9)	$93,000	(7)
Douglas Glen Director	2000	—	—	—	—	(10)	—

(1)
On June 11, 2001, Mr. Holtz was granted options to purchase an aggregate of 600,000 shares of Common Stock of the Company at an exercise price of $0.30 pursuant to the Company's 2000 Stock Option Plan. These options vest according to the following vesting schedule: 50% upon grant and 50% on June 11, 2002. They are exercisable for a period of ten years from the date of grant. As of August 23, 2001, 300,000 options were vested. None of these options has been exercised.

(2)
In connection with the Company's business combination with its wholly owned subsidiaries in July 1999, Mr. Holtz was issued 900,000 shares of the Company's common stock, 50,000 of which he conveyed, on behalf of ZROS, to Charles Overton in January 2000. Mr. Holtz was reimbursed $250,000 for this conveyance.

(3)
On June 11, 2001, Mr. Butler-Smith was granted options to purchase an aggregate of 300,000 shares of Common Stock of the Company at an exercise price of $0.15 pursuant to the Company's 2000 Stock Option Plan. These options vest according to the following vesting schedule: 50% upon grant and 50% on June 11, 2002. They are exercisable for a period of ten years from the date of grant. As of August 23, 2001, 150,000 options were vested. None of these options has been exercised.

(4)
On June 11, 2001, Mr. Crawford was granted options to purchase an aggregate of 750,000 shares of Common Stock of the Company at an exercise price of $0.15 per share pursuant to the Company's 2000 Stock Option Plan. These options vest according to the following vesting schedule: 50% upon grant and 50% on June 11, 2002. They are exercisable for a period of ten years from the date of grant. As of August 23, 2001, 375,000 options were vested. None of these options has been exercised.

(5)
The Company reimbursed Mr. Crawford this amount for expenditures he made to purchase the Company's Common Stock.

(6)
In years prior to 2000 compensation to our executive officers was less than $100,000 for each individual and therefore is not shown.

(7)
During 2000, William Burnsed, a nonemployee director of the Company, was paid a total of $93,000 as a consultant to the Company. This consulting agreement providing for $13,000 per month of consulting fees for Mr. Burnsed commenced in June 2000 and ended on March 31, 2001.

(8)
See "Certain Transactions."

(9)
On June 11, 2001, Mr. Burnsed was granted options to purchase an aggregate of 300,000 shares of Common Stock of the Company at an exercise price of $0.30 pursuant to the Company's 2000 Stock Option Plan. These options vest according to the following vesting schedule: 50% upon grant and 50% on June 11, 2002. They are exercisable for a period of ten years from the date of grant. As of August 23, 2001, 300,000 options were vested. None of these options has been exercised.

(10)
On June 11, 2001, Mr. Glen was granted options to purchase an aggregate of 75,000 shares of Common Stock of the Company at an exercise price of $0.15 outside of and not pursuant to the Company's 2000 Stock Option Plan. These options vested on the date of grant and are exercisable for a period of ten years from the date of grant. None of these options has been exercised.

Options Granted in Last Fiscal Year

    The following table sets forth information with respect to options to purchase Common Stock of the Company granted to the Company's executive officers during fiscal year 2000.

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
			Percent of Total Options Granted to Employee in Fiscal Year
Name	Options Granted			Exercise Price per Share(1)	Expiration Date(2)
						5%	10%
Robert J. Holtz President, Chief Executive Officer, and Chief Financial Officer	—	(1)	—	—	—	—	—
Bernie Butler-Smith Vice President of Advanced Imaging and Secretary	—	(2)	—	—	—	—	—
Allen Crawford Vice President of Strategic Development	—	(3)	—	—	—	—	—

(1)
On June 11, 2001, Mr. Holtz was granted options to purchase an aggregate of 600,000 shares of Common Stock of the Company at an exercise price of $0.30. These options vest according to the following vesting schedule: 50% upon grant and 50% on June 11, 2002. They are exercisable for a period of ten years from the date of grant. As of August 23, 2001, 300,000 options were vested. None of these options has been exercised.

(2)
On June 11, 2001, Mr. Butler-Smith was granted options to purchase an aggregate of 300,000 shares of Common Stock of the Company at an exercise price of $0.15. These options vest according to the following vesting schedule: 50% upon grant and 50% on June 11, 2002. They are exercisable for a period of ten years from the date of grant. As of August 23, 2001, 150,000 options were vested. None of these options has been exercised.

(3)
On June 11, 2001, Mr. Crawford was granted options to purchase an aggregate of 750,000 shares of Common Stock of the Company at an exercise price of $0.15 per share. These options vest according to the following vesting schedule: 50% upon grant and 50% on June 11, 2002. They are exercisable for a period of ten years from the date of grant. As of August 23, 2001, 375,000 options were vested. None of these options has been exercised.

Fiscal Year-End Option Values

    The following table sets forth information with respect to options to purchase Common Stock of the Company held by the Company's executive officers at December 31, 2000.

	Number of Unexercised Options Held at December 31, 2000		Value of Unexercised In-the-Money Options at December 31, 2000(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert J. Holtz President, Chief Executive Officer, and Chief Financial Officer	—	—	—	—
Bernie Butler-Smith Vice President of Advanced Imaging and Secretary	—	—	—	—
Allen Crawford Vice President of Strategic Development	—	—	—	—

(1)
The value of unexercised "in-the-money" options is the difference between the market price of the Common Stock on December 31, 2000 ($0.4062 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

    Employment Agreements.  The Company has not entered into any employment agreements with its executive officers to date. The Company may enter into employment agreements with them in the future.

CERTAIN TRANSACTIONS

    In December 2000, the Company entered into a six-month consulting agreement with William Burnsed, a director of the Company, to provide business development services and conduct market studies in connection with the formulation of the Advanced Media Production Center ("AMPC") project. The total value of this transaction amounted to $78,000. This agreement was mutually terminated after four months in April 2001, thereby bringing the total expenditure on this agreement to $52,000.

    In December 2000, the Company entered into an assignment agreement with Bernie Butler-Smith, Director and Vice President of Advanced Imaging, granting the Company 100% ownership in approximately 70 new inventions. The Company agreed to pay a total of $20,000 with $15,000 paid in 2000 and $5,000 paid in January of 2001.

    On January 5, 2001, the Company entered into an agreement with Shadoe Stevens, Inc. to create audio/video presentation material, provide global markets consultation, and provide promotional development services to the Company for a total of $30,000, payable over a three-month period. Mr. Shadoe Stevens is also the Chairman and President of Rhythm Radio Group LLC, a company that has previously received a private investment by Holtz Holdings Corporation (an entity founded in 1999 whose sole shareholder is also ZROS' Chairman & Chief Executive Officer).

PROPOSAL II
RATIFICATION OF 2000 STOCK OPTION PLAN FOR ZEROS & ONES, INC.

    Effective as of October 5, 2000, the Board of Directors of the Company unanimously adopted the 2000 Stock Option Plan for Zeros & Ones, Inc. (the "Plan"), subject to shareholder ratification within twelve months of the adoption of the Plan.

    The following table sets forth information with respect to stock options to officers and directors of the Company granted pursuant to the Plan through August 23, 2001.

Name	Title	Number of Options Granted		Exercise Price		Expiration Date
Robert J. Holtz	Chief Executive Officer, President, Chief Financial Officer, and Chairman	600,000	(1)	$0.30	(2)	June 11, 2011
Bernie Butler-Smith	Secretary, Vice President of Advanced Imaging, and Director	300,000	(1)	$0.15	(3)	June 11, 2011
William Burnsed	Director	200,000	(1)	$0.15	(3)	June 11, 2011
Allen Crawford	Vice President of Strategic Development	750,000	(1)	$0.15	(3)	June 11, 2011
Douglas Glen	Director	75,000	(6)	$0.15	(3)	June 11, 2011
All current Executive Officers as a Group		1,650,000	(1)	$0.15-$0.30		June 11, 2011
All current Directors who are not Executive Officers as a Group)		275,000		$0.15	(3)	June 11, 2011
All Employees as a Group (not including Executive Officers and Directors)		240,404	(4)	$0.15	(5)	—

(1)
These options vest according to the following vesting schedule: 50% upon grant and 50% on June 11, 2002. They are exercisable for a period of ten years from the date of grant.

(2)
Equals 200% of the fair market value of the Common Stock of ZROS on the date of grant.

(3)
Equals the fair market value of the Common Stock of ZROS on the date of grant.

(4)
Options vest according to the following vesting schedule: 25% one year after the date of hire and thereafter in thirty-six (36) equal cumulative monthly installments. They are exercisable for a period of ten years from the date of grant.

(5)
In June 2001, the Company reduced the exercise price of the options to $0.15 per share. The market price of the Common Stock on June 11, 2001 was $0.15 per share.

(6)
These options vested on the date of grant.

Description of the Plan

    Below is a summary of the principal provisions of the Plan. The summary is not necessarily complete, and reference is made to the full text of the Plan attached as an Exhibit to this Proxy

Statement. Capitalized terms used, but not defined herein, have the same meaning as set forth in the Plan.

    General.  The Plan provides for the grant of stock options and restricted stock to directors, officers, employees, consultants, and advisors of the Company. The Plan will be administered by a committee consisting of members of the Board of Directors (the "Stock Option Committee") or by the Board of Directors as a whole.

    Shares Subject to the Plan.  The Plan provides for a total of 4,500,000 shares of common stock to be reserved for issuance subject to options or as restricted stock grants. As of the date of this proxy statement, the Board had approved the grant of 1,585,404 options to purchase 1,585,404 shares of common stock at an exercise price of $0.15 per share (the price to which all outstanding stock options were repriced by resolution of the Board of Directors effective as of June 11, 2001, subject to shareholder ratification), and 600,000 options to purchase 600,000 shares of common stock at an exercise price of $0.30 per share, subject to shareholder ratification.

    The Board believes that the adoption of the Plan and option grants it made under the Plan were critical to attracting, retaining, and motivating employees and other eligible persons of the Company. The Plan and the option grants were approved by disinterested members of the Board as well as by the entire Board.

    Anti-dilution Protection.  Proportionate adjustments will be made to the number of shares of common stock subject to the Plan in the event of any reorganization, merger, consolidation, combination, recapitalization, reclassification, stock split, reverse stock split, stock dividend or like capital adjustment. The Board or the Stock Option Committee may also provide additional anti-dilution protection to a participant under the terms of such participant's option agreement or otherwise. Shares of common stock subject to option grants or restricted stock grants that are canceled, terminated, or forfeited will again be available for issuance under the Plan.

    Administration of the Plan.  The Board of Directors or the Stock Option Committee will administer the Plan and has the authority to select the participants that will be granted options and restricted stock, to determine the nature, extent, timing, exercise price, vesting, and duration of options and restricted stock, to determine whether options will be Incentive Stock Options or Nonqualified Stock Options, to interpret the Plan, to prescribe, amend and rescind rules relating to the Plan, and to determine the rights and obligations of participants under the Plan.

    Stock Options, Restricted Stock, and Stock Appreciation Rights.  From time to time, the Chief Executive Officer of the Company will recommend to the Board of Directors or the Stock Option Committee individuals he believes should receive options or restricted stock grants, the amount of shares of common stock he or she believes should be subject to such option or restricted stock grant, and with respect to any recommended option, whether the option should be a qualified or nonqualified option. The Board or the Stock Option Committee will consider, but need not accept, the chief executive officer's grant recommendations.

    The Board or the Stock Option Committee may grant nonqualified stock option or incentive stock options to purchase shares of common stock. Any person who is not any employee on the effective date of the grant of an option to such person may be granted only a nonstatutory stock option. Moreover, to the extent that options designated as incentive stock options become exercisable by a participant for the first time during any calendar year for stock having a fair market value greater than $100,000, the portions of such options that exceed such amount will be treated as nonstatutory stock options. The Plan does not provide for stock appreciation rights.

    The Board or the Stock Option Committee may offer participants the right to purchase shares of restricted stock. Such grants of restricted stock will be governed by the participant's individual restricted stock agreement. The Board or the Stock Option Committee will determine the number and exercise price of options, and the time or times that the options become exercisable, provided that an option exercise price may not be less than the fair market value of the common stock on the date of grant and that at least 20% of the shares of common stock subject to each grant of options must become exercisable on each anniversary date of the date of grant. The term of an option will also be determined by the Board or the Stock Option Committee, provided that the term of a qualified option may not exceed ten years. The Plan provides that each grant of options or restricted stock will vest in accordance with the applicable option or restricted stock agreement. The option exercise price may be paid in cash, by check or in such other form of lawful consideration (including promissory notes or shares of common stock then held by the participant.

    Change of Control.  The Plan provides that in the event of a sale of all or substantially all of the assets of the Company or a reorganization, merger, or consolidation of the Company in which the Company does not survive, each option will automatically become fully exercisable until one business day before the record or effective date of such transaction unless the acquiring or surviving entity, in its sole and absolute discretion, assumes all options or issues in respect of all options substitute options to purchase shares of the acquiring or surviving entity, which assumed or substitute options contain such terms and provisions as substantially preserve the rights and benefits of the assumed or substituted options. The Board or the Stock Option Committee may, in any specific case or cases, specifically provide, in an option agreement or otherwise, for the treatment of an option in a manner different than that set forth in the preceding sentence.

    Termination of Employment.  If a participant dies or becomes disabled, all vested options may be exercised at any time within one year after the date on which the participant's services terminated, but in any event no later than the option expiration date. If a participant is terminated, his options will expire and cease to be exercisable 60 days from the date on which the participant's service terminated. The termination of employment of a participant by death, disability or otherwise will not accelerate or otherwise affect the number of shares with respect to which an option may be exercised, and the option may only be exercised with respect to that number of shares which could have been purchased under the option had the option been exercised by the participant on the date of such termination.

    Transferability.  During the lifetime of the participant, options will be exercisable only by the participant or the participant's guardian or legal representative. No stock option may be assigned or transferred by the participant, except by will or by the laws of descent and distribution.

    Stockholder Ratification.  The Plan must be approved by the stockholders of the Company within twelve months after the date of its adoption by the Board. Options granted prior to stockholder ratification may become exercisable no earlier than the date of stockholder ratification of the Plan. Options granted to executive officers that are designated as performance based under Section 162(m) of the Code must be contingent on stockholder ratification of the material terms of the Plan to the extent required under Section 162(m) of the Code.

    Amendments to the Plan.  The Board or Stock Option Committee may amend or discontinue the Plan at any time subject to certain restrictions set forth in the Plan. No amendment or discontinuance may adversely affect any previously granted option or restricted stock award without the consent of the recipient.

    Federal Income Tax Consequences.  The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations and does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code of 1986 (the "Code"). In addition, state, local and foreign income tax consequences may be applicable to transactions involving options or restricted stock. The following description does not address specific tax consequences applicable to an individual participant who receives an option and does not address special rules that may be applicable to directors and officers.

    Stock Options.  Under existing federal income tax provisions, a participant who receives options will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, upon the grant of an option.

    When a non-qualified stock option granted pursuant to the Plan is exercised, the employee generally will realize ordinary income (compensation) measured by the difference between the aggregate purchase price of the common stock as to which the option is exercised and the aggregate fair market value of the common stock on the exercise date, and the Company generally will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income. Any taxable income recognized in connection with a non-qualified stock option exercised by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The basis for determining gain or loss upon a subsequent disposition of common stock acquired upon the exercise of a non-qualified stock option will be the purchase price paid to the Company for the common stock increased by an amount included in the optionee's taxable income resulting from the exercise of such option. The holding period for determining whether gain or loss on such subsequent disposition is short-term or long-term generally begins on the date on which the optionee acquires the common stock.

    An employee generally will not recognize any income upon the exercise of an incentive stock option, but the exercise may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided that the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the "Required Holding Periods"). An employee disposing of such shares before the expiration of the Required Holding Periods will recognize ordinary income equal to the lesser of (i) the difference between the option price and the fair market value of the stock on the date of exercise, or (ii) the total amount of gain realized. The remaining gain or loss is generally treated as short term or long-term gain or loss depending on how long the shares are held. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares of Common Stock received upon exercise before the expiration of the Required Holding Periods.

    Restricted Stock. A restricted stock award is not currently taxable income to a participant for so long as the stock is subject to a substantial risk of forfeiture and cannot be transferred free of forfeiture. The participant will generally be taxed on compensation income equal to the fair market value of the stock on the date the restrictions on the shares lapse.

    The participant may elect under Section 83(b) of the Code, however, to be taxed immediately on the value of the shares awarded as of the date of grant. Such an election must be made within 30 days after the award of shares and must be filed with the Internal Revenue Service. If the participant makes the Section 83(b) election and subsequently forfeits his or her shares, no deduction is permitted with respect to the forfeiture.

    The participant's tax basis in shares acquired through a stock award equals the amount of compensation income recognized upon vesting (or upon grant, in the case of a Section 83(b) election). Generally, if the participant subsequently sells the shares, any gain or loss will be capital.

Interests of Certain Persons in Matters to be Acted Upon

    In considering whether to vote for approval of the Plan, stockholders should be aware that each of the directors, nominees for director and executive officers will be eligible for, and have received, option grants or restricted stock awards under the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

PROPOSAL III
RATIFICATION OF AMENDMENT TO STOCK OPTION AGREEMENTS

    Effective as of June 11, 2001, the Board of Directors of the Company unanimously adopted a resolution to reprice all common stock options granted on or before June 11, 2001 to directors, executive officers, employees, and key consultants of the Company, subject to shareholder ratification within twelve months of the adoption of the resolution by the Board. Pursuant to resolution all stock options granted on or before June 11, 2001 that have an exercise price higher than the closing bid price on June 11, 2001 of $0.15, will have their exercise price adjusted to be equal to the then the closing bid price on June 11, 2001 of $0.15. The Board believes that the adoption of this resolution was critical to retaining and motivating employees and other eligible persons of the Company. The resolution was approved by disinterested members of the Board as well as by the entire Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

PROPOSAL IV
RATIFICATION OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has selected Stonefield Josephson Accountancy Corporation as the Company's independent accountants for the fiscal year ending December 31, 2001. Stonefield Josephson Accountancy Corporation has audited the Company's financial statements since 1998. Representatives of Stonefield Josephson Accountancy Corporation are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of Stonefield Josephson Accountancy Corporation as the Company's independent accountants is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Stonefield Josephson Accountancy Corporation to the stockholders for ratification in order to obtain the views of stockholders regarding such selection. If the stockholders fail to ratify the selection of Stonefield Josephson Accountancy Corporation, the Board will reconsider its selection. Even if this selection is ratified, the Board, in its discretion, may direct the appointment of different independent accountants at any time during the year, if it determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

OTHER MATTERS

    The Board of Directors does not know of any other matters which may be brought before the Annual Meeting. However, if any such other matters are properly presented for action at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS

    Proposals of stockholders that are intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company not later than April 23, 2002 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

ADDITIONAL INFORMATION

    The Company will provide, without charge, to each person to whom a copy of this proxy statement is delivered, upon the written or oral request of such person, a copy of the annual report on Form 10-K of the Company, including financial statements required to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2000. Requests should be directed to Chief Financial Officer, c/o Zeros & Ones, Inc., 1714 16th Street, Santa Monica, California 90404, telephone (310) 399-9901.

By Order of the Board of Directors
Robert J. Holtz Chief Executive Officer and President
August 23, 2001

EXHIBIT A
STOCK OPTION PLAN FOR ZEROS & ONES, INC.

Zeros & Ones, Inc.
2000 Stock Option Plan

    Section 1.  Description of Plan.  This is the 2000 Stock Option Plan (the "Plan") of Zeros & Ones, Inc., a California corporation (the "Company"). Under the Plan employees, directors, consultants and advisors of the Company or any of its subsidiaries, to be selected as below set forth, may be granted options ("Options") to purchase shares of the Common Stock of the Company ("Common Stock"). For purposes of the Plan, the term "subsidiary" means any corporation 50% or more of the voting stock of which is owned by the Company or by a subsidiary (as so defined) of the Company. It is intended that the Options under the Plan will either qualify for treatment as incentive stock options under Section 422 (as from time to time amended or superceded) of the Internal Revenue Code of 1986, as amended (the "Code"), and be designated Incentive Stock Options, or not qualify for such treatment and be designated Nonqualified Stock Options.

    Section 2.  Purpose of the Plan.  The purpose of the Plan and of granting options to employees, directors, consultants and advisors is to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to such persons by assisting them to acquire shares of Common Stock and to benefit directly from the Company's growth, development and financial success.

    Section 3.  Eligibility.  The persons who shall be eligible to receive grants of Options under the Plan shall be all employees, directors, consultants and advisors of the Company or any of its subsidiaries. A person who holds an Option is herein referred to as a "Participant." More than one Option may be granted to any one Participant. Notwithstanding the foregoing, no Option may be granted to any person who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of a subsidiary unless (a) the Option Price (as hereinafter defined) is at least 110% of the fair market value of the Common Stock on the date of grant, and (b) in the case of an Incentive Stock Option, the termination date of such Option is not later than five years after the date such Option is granted. For purposes of the preceding sentence, a person's stock ownership will be determined using the constructive ownership rules contained in Code Section 424(d), as from time to time amended or superceded.

    Only employees of the Company or a subsidiary may be granted Incentive Stock Options under the Plan. The exercise of an Incentive Stock Option will not qualify for favorable income tax treatment unless the Participant remains an employee of the Company or a subsidiary at all times during the period beginning on the date of the grant of the Incentive Stock Option and ending on the date three months before the date of the exercise of the Incentive Stock Option. For this purpose, a Participant who is on a leave of absence that exceeds 90 days will be considered to have terminated his or her employment on the ninety-first day of the leave of absence, unless the Participant's rights to reemployment are guaranteed by statute or contract. However, a Participant will not be considered to have incurred a termination of employment because of a transfer of employment between the Company and a subsidiary (or vice versa).

    The aggregate fair market value (determined as of the time an Option is granted) of the Common Stock for which any Participant may be granted Incentive Stock Options first exercisable in any calendar year under this Plan and any other incentive stock option plans (which qualify under Section 422 of the Code) of the Company or any subsidiary shall not exceed $100,000.

    Section 4.  Administration.  The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board is authorized and empowered to administer the Plan, and subject to the Plan, (a) to select the Participants, to specify the number of shares of Common Stock with respect to which Options are granted to each such Participant, to specify the Option Price (as hereinafter defined) and the terms of Options, and in general to grant Options; (b) to determine, subject to the limits of Section 3 hereof, whether Options will be Incentive Stock Options or Nonqualified Stock Options; (c) to determine the dates upon which Options shall be granted and to provide for the terms and conditions of the Options in a manner consistent with the Plan, which terms and conditions need not be identical as to the various Options granted; (d) to interpret the Plan; (e) to prescribe, amend and rescind rules relating to the Plan; and (f) to determine the rights and obligations of Participants under the Plan. The interpretation and construction by the Board of any provision of the Plan or of any Option granted thereunder shall be final. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

    Notwithstanding the foregoing, the Board may from time to time determine that the Plan shall be administered (in whole or in part, or with respect to one or more designated groups or classes of Participants) by a committee consisting of members of the Board. All references herein to the "Board" shall, with respect to any Plan matters so administered by a committee of the Board, be deemed to be references to such committee as so constituted.

    Section 5.  Shares Subject to the Plan.  The number of shares of Common Stock which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed 4,500,000 shares, subject to adjustment as provided in Section 11 to reflect all stock splits, stock dividends or similar capital changes. Upon the expiration or termination for any reason of an outstanding Option which shall not have been exercised in full, any shares of Common Stock then remaining unissued which shall have been reserved for issuance upon such exercise shall again become available for the granting of additional Options under the Plan. The maximum number of shares of Common Stock issuable upon exercise of Options that may be granted to any Participant shall be 750,000. For purposes of the preceding sentence and to the extent required by Section 162(m) of the Code (as from time to time amended or superseded), the repricing of an Option shall be treated as the grant of a new option and the cancellation of the repriced Option, and an Option shall be deemed continued to be outstanding despite any cancellation, including any cancellation in connection with any such repricing.

    Section 6.  Option Price.  The purchase price per share (the "Option Price") of the shares of Common Stock underlying each Option shall be determined by the Board in each case and (a) in the case of Nonqualified Stock Options, shall be not less than 85% of the fair market value of such shares on the grant date, and (b) in the case of Incentive Stock Options, shall be not less than the fair market value of such shares on the grant date. Such fair market value shall be determined by the Board. The Option Price shall be subject to the requirement set forth in Section 3 of the Plan, if applicable, with respect to certain Participants. In the event that the Company acquires another entity, the Board may authorize the issuance of Options ("Substitute Options") to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superceded, in the case of a Substitute Option that is intended to be an Incentive Stock Option.

    Section 7.  Vesting of Options.  Subject to all other provisions of the Plan, each Option shall become exercisable ("vest") for the full number of shares of Common Stock subject thereto, or any part thereof, as to one-fourth (1/4) of the full number of shares subject thereto one year after the date of grant and thereafter as to the balance in thirty-six (36) equal cumulative monthly installments following such first anniversary date (provided the Participant is continuously employed by the Company through and including the time of each vesting), or in such other installments and at such other intervals as the Board may in any specific case or cases otherwise specifically determine in granting such Option; provided, however, that each Option shall provide that it shall become exercisable as to at least twenty percent (20%) of the full number of shares subject thereto on each anniversary date of the date of grant, and thus become fully exercisable not more than five years after the date of grant.

    Section 8.  Form of Option.  Each Option granted under the Plan shall be evidenced by a written stock option executed by the Company and delivered to the Participant, which shall be substantially in the form attached as Exhibit A-1 (in the case of an Option intended to be an Incentive Stock Option)

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or A-2 (in the case of an Option intended to be a Nonqualified Stock Option) hereto, or shall be in such other form as specified by the Board generally or in any specific instance. The Company may require, as a condition to the grant of an Option, that the Participant execute and deliver to the Company an Acknowledgment of Stock Option Grant substantially in the form attached as Exhibit B hereto or in such other form as specified by the Board generally or in any specific instance.

    Section 9.  Exercise of Options.  An Option may be exercised by the Participant only by giving written notice to the Company specifying the number of full shares to be purchased and accompanied by payment of the full purchase price therefor (together with such amounts in respect of taxes as the Company may be required to collect and withhold, as provided in Section 17 of the Plan) in cash, by check or in such other form of lawful consideration (including promissory notes or shares of Common Stock then held by the Participant) as the Board may approve from time to time. The exercise price may be paid, at the discretion of the Board, by delivery to the Company of documentation satisfactory to the Company to (a) effect the exercise of the Option and (b) cause delivery to the Company by the Participant's broker of the sale or loan proceeds of all or a portion of the underlying Common Stock as required to pay the exercise price (and any applicable amounts which the Company is required to collect and withhold in respect of taxes).

    The Company's obligation to issue shares of Common Stock upon the exercise of an Option is expressly conditioned upon the making of such representations, agreements and related undertakings by the Participant (or his or her legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any securities law registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable or to confirm any agreements, undertakings or restrictions applicable to the Participant with respect to the shares of Common Stock issuable upon the exercise of an Option as provided in the Plan. Such required representations and undertakings may include representations and agreements that such Participant (or his or her legal representative, heir or legatee): (a) is purchasing such shares for investment and not with any present intention of selling or otherwise disposing thereof; (b) acknowledges and agrees to all restrictions and other conditions applicable to such shares of Common Stock pursuant to the Plan, including but not limited to the lock-up provisions of Section 21 of the Plan and the right of first refusal provisions of Section 22 of the Plan; and (c) agrees to have placed upon the face and/or reverse of any certificates evidencing such shares a legend setting forth (i) any representations, agreements and undertakings which such Participant has given to the Company or are provided in the Plan or a reference thereto, including but not limited to the lock-up provisions of Section 21 of the Plan and the right of first refusal provisions of Section 22 of the Plan and (ii) that, prior to effecting any sale or other disposition of any such shares, and in addition to any additional requirements applicable to any sale or disposition of such shares of Common Stock pursuant to the Plan, the Participant must furnish to the Company an opinion of counsel, satisfactory to the Company and its counsel, to the effect that such sale or disposition will not violate the applicable requirements of state and federal laws and regulatory agencies. Without limiting the foregoing, the Company may require, as a condition to any exercise of an Option, that the Participant execute and deliver to the Company a Notice of Option Exercise substantially in the form of Exhibit C hereto or in such other form as specified by the Board generally or in any specific instance.

    Section 10.  Nontransferability.  No Option shall be assignable or transferable except by will or by the laws of descent and distribution. During the lifetime of a Participant, any Option granted to him or her shall be exercisable only by him or her. After the death of a Participant, the Option granted to him or her may be exercised, prior to its termination as provided by Section 13(b), only by his or her legal representative, his or her legatee or a person who acquired the right to exercise the Option by reason of the death of the Participant.

    Section 11.  Recapitalization, Reorganization, Merger or Consolidation.  If the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for different securities through

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reorganization, merger, consolidation, combination, recapitalization, reclassification, stock split, reverse stock split, stock dividend or like capital adjustment, a proportionate adjustment shall be made (a) in the aggregate number of shares of Common Stock which may be purchased pursuant to the exercise of Options under the Plan, as provided in Section 5, and (b) in the number, price, and kind of shares subject to any outstanding Option granted under the Plan.

    Upon the record or effective date applicable to the right to receive cash, securities or other property following the sale of all or substantially all of the assets of the Company (and pursuant to a liquidating distribution and dissolution of the Company in connection therewith) or with respect to any reorganization, merger or consolidation in which the Company does not survive, the Plan and each outstanding Option shall automatically terminate, except solely as provided in the next sentence. Notwithstanding the preceding sentence, each Option which has not been assumed or an equivalent option substituted therefor, as provided in the next sentence, by a corporation acquiring all or substantially all of the assets of the Company (in connection with which there is a liquidating distribution and dissolution of the Company) or by a surviving corporation in the case of a reorganization, merger or consolidation, shall automatically accelerate and become exercisable in whole or in part without regard to the installment provisions of Section 7 of the Plan or any option agreement (except as provided below in this Section 11) until one business day before the record or effective date applicable to such right to receive cash, securities or other property, unless the acquiring or surviving corporation, in its sole and absolute discretion, assumes all Options or issues in respect of all Options substitute options to purchase shares of the acquiring or surviving corporation, which assumed or substitute options contain such terms and provisions as substantially preserve the rights and benefits of the assumed or substituted Options, and in such event the assumed or substituted Options shall not automatically accelerate or become exercisable pursuant to the preceding sentence.

    In any case in which an Option automatically accelerates and becomes exercisable without regard to its installment provisions pursuant to the preceding paragraph, the Participant holding the applicable Option shall be given written notice thereof by the Company at least ten days prior to such record or effective date, which notice shall advise such Participant of the proposed event and the rights of the Participant pursuant to this paragraph. If such notice is not given, the Company or, if applicable, any such acquiring or surviving corporation, shall make such arrangements as are equitable under the circumstances to avoid or reverse any economic detriment suffered by such Participant as the result of any failure to give such notice, but in no event shall any failure to give such notice affect the validity or effectiveness of any such sale, reorganization, merger or consolidation.

    The Board may, in any specific case or cases, specifically provide, in an option agreement or otherwise, for the treatment of an Option in a manner different than that set forth above upon the occurrence of any such sale, reorganization, merger or consolidation, but in the absence thereof the above provisions of this Section 11 shall govern the Option.

    To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided above in this Section 11, the Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Common Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, reorganization, merger or consolidation, or any issue by the Company of shares of stock of any class, or rights to purchase or subscribe for stock of any class, or securities convertible into shares of stock of any class.

    The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structures or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

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    Section 12.  No Rights as a Shareholder.  A Participant holding an Option, or a transferee of an Option, shall have no rights as a shareholder with respect to any shares covered by his or her Option until the date of the issuance of a stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 11.

    Section 13.  Termination of Options.  All Options shall terminate and expire upon the first to occur of the following events:

      (a) the date of expiration of the term of the Option, which expiration date shall be one hundred twenty (120) months after the date the Option is granted (or shall be such earlier date as may be required, with respect to certain Participants, pursuant to Section 3 of the Plan, or such earlier date as the Board may otherwise specifically determine in granting such Option);

      (b) the expiration of 60 days from the date of the Participant's termination of employment, either voluntary or involuntary and either with or without cause (other than by reason of death), except that if the Participant is disabled (within the meaning of Section 422(e)(3) of the Code, as from time to time amended or superseded) at the time of the Participant's termination of employment, the expiration of twelve months from the date of the Participant's termination of employment;

      (c) the expiration of twelve months from the date of the death of such Participant if his or her death occurs while he or she is employed by the Company or any of its subsidiaries; or

      (d) the termination of the Option pursuant to Section 11 of the Plan.

    The Board may, in any specific case or cases, specifically determine, in granting such Option, to modify the 60-day period referred to in Section 13(b) above, provided that (i) such period shall be at least 30 days in all cases, and (ii) in the case of an Incentive Stock Option, any Option not exercised within three months after the date of termination of employment (other than by reason of death or disability) shall automatically convert to a Nonqualified Stock Option.

    The termination of employment of a Participant by death, disability or otherwise shall not accelerate or otherwise affect the number of shares with respect to which an Option may be exercised, and the Option may only be exercised with respect to that number of shares which could have been purchased under the Option had the Option been exercised by the Participant on the date of such termination.

    For purposes of the Plan and any Option granted under the Plan to any director, consultant or advisor who is not an employee of the Company, references to "employment" in the case of such director, consultant or advisor shall mean service as a director or the consulting or advisory engagement of such person, respectively, substantially as in effect at the time of the grant of an applicable Option, and references to any "termination of employment" or similar words shall refer to a termination of such service as a director or such consulting or advisory engagement, respectively, substantially as in effect at the date of the grant of an applicable Option.

    Section 14.  Amendment of Plan.  The Board may at any time amend the Plan.

    Section 15.  Amendment of Outstanding Options.  The Board may modify an outstanding Option, including a modification to (a) change the Option Price, (b) accelerate the right to exercise the Option, (c) extend or renew the Option, or (d) cancel the Option and issue a new Option. However, no modification may be made to an outstanding Option that would impair the rights of the Participant holding the Option without his or her consent.

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    Section 16.  Termination of Plan.  The Plan shall terminate when all Options granted under the Plan either have been fully exercised, and all shares of Common Stock which may be purchased pursuant to the exercise of such Options have been so purchased, or have expired; provided, however, that (1) the Plan shall in any event terminate not later than ten years from the date of the adoption of the Plan or the date of approval of the Plan by the shareholders of the Company pursuant to Section 19, whichever is earlier, and (2) the Board may in its absolute discretion terminate the Plan at any time. No such termination, other than as provided for in Section 11 hereof, shall in any way affect any Option then outstanding.

    Section 17.  Withholding of Taxes.  The Company shall deduct and withhold from the wages, salary, bonus and other income paid by the Company to the Participant the requisite tax upon the amount of taxable income, if any, recognized by the Participant in connection with the exercise in whole or in part of any Option or the sale of Common Stock issued to the Participant upon exercise of the Option, all as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company's concurrent or next payment of wages, salary, bonus or other income to the Participant or by payment to the Company by the Participant of required withholding tax, as the Board may determine.

    Section 18.  Compliance with ISO and California Securities Requirements.  The Company intends that the Plan (a) comply with the requirements of the Code and all applicable governmental rules, regulations and interpretations thereunder as from time to time in effect for treatment as incentive stock options (the "ISO Requirements") with respect solely to Options designated as Incentive Stock Options, (b) comply with the requirements of Section 25102(o), as from time to time amended or superseded, of the California Corporate Securities Law of 1968, as amended, and all applicable governmental rules, regulations and interpretations with respect thereto from time to time in effect for the exemption of all Options granted under the Plan (and all Common Stock issuable upon exercise of such Options) from the qualification requirements of Section 25110 of such law (the "California Securities Requirements"), and (c) subject to the foregoing clauses (a) and (b), grant maximum authority and discretion in all respects to the Board in administering the Plan. Accordingly, the provisions of the Plan shall, with respect to Incentive Stock Options as to the ISO Requirements and with respect to all Options as to the California Securities Requirements, be interpreted and construed in such manner as shall ensure compliance with the ISO Requirements and the California Securities Requirements, respectively, but otherwise grant maximum authority and discretion in all respects to the Board in administering the Plan.

    Section 19.  Information to Participants and Purchasers.  The Company annually shall provide to each Participant financial statements, to the extent required by the California Securities Requirements, which have been approved by the Board. Such financial statements also shall be provided to each individual who was a Participant in the Plan, has acquired shares of Common Stock pursuant to the Plan and still owns such shares, to the extent required by the California Securities Requirements. By accepting the grant of an Option, the Participant agrees not to disclose any information contained in such financial statements, not to duplicate or transmit such information to any other person, and not to use such information for any purpose adverse to the Company.

    Section 20.  Shareholder Approval Requirement.  This Plan and the grant of Options hereunder is subject to approval by the shareholders of the Company to the extent required by the ISO Requirements and the California Securities Requirements. Any Option exercised before shareholder approval is obtained shall be rescinded if shareholder approval is not obtained within twelve months after the adoption of this Plan, as and to the extent required by the California Securities Requirements. Shareholder approval of any amendments to the Plan, including any amendments increasing the number of shares of Common Stock which may be purchased pursuant to the exercise of Options granted under the Plan, shall be required only to the extent determined necessary by the Company in order to comply with any applicable requirements of law, including to the extent necessary to establish

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any exemptions from registration or qualification requirements of applicable federal or state securities law or to comply with the listing or similar requirements of any stock exchange, quotation system or similar self-regulatory organization.

    Section 21.  Common Stock "Lock-up" Agreement.  The Participant agrees that, in connection with any underwritten offering of Common Stock of the Company pursuant to a registration statement under the Securities Act of 1933, as amended, whether for the account of the Company or any holders of securities of the Company, if the underwriters managing the offering so request, the Participant shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of the shares of Common Stock issued or issuable upon the exercise of an Option (the "+Shares"), other than such of the Shares as may be permitted to be included in the registration, without the prior written consent of such underwriters, for such period of time (not to exceed 180 days) from the effective date of such registration statement as may be requested by such underwriters. Any transferee of the Shares shall take such Shares subject to the provisions of this Section 21, and the Company may, as a condition to registering any transfer of the Shares, require the written confirmation of such transferee that such Shares are taken subject to the provisions of this Section 21 (provided, however, that such shares shall remain subject to the provisions of this Section 21 without regard to whether or not such written confirmation is requested or obtained).

    Section 22.  Right of First Refusal.  By accepting the grant of an Option under the Plan and exercising such Option, the Participant agrees that the shares of Common Stock issuable upon exercise of the Option (the "Shares") shall be subject to a right of first refusal of the Company and its assignees, as follows:

      (a) Before any Shares may be sold or transferred (including any transfer by operation of law), such Shares shall first be offered to the Company as follows:

         i) The Participant shall deliver a notice (the "Notice") to the Company stating (A) his or her bona fide intention to sell or transfer such Shares, (B) the number of such Shares to be sold or transferred, (C) the price for which he or she proposes to sell or transfer such Shares (such price shall be deemed to be the fair value of such Shares as determined pursuant to paragraph (b)(iii) hereof in the case of a transfer not involving a sale) and the terms of payment of that price and other terms and conditions of sale, and (D) the name of the proposed purchaser or transferee.

         ii) Within 30 days after receipt of the Notice, the Company may elect to purchase any or all of the Shares to which the Notice refers, at the price per share and upon the terms and conditions specified in the Notice in the case of a sale and at the fair market value of such Shares determined pursuant to paragraph (b)(iii) hereof in the case of a transfer not involving a sale. If the Company elects not to purchase all such Shares, the Company may assign its right to purchase the remaining Shares. An election to purchase shall be made by written notice to the Participant, specifying the number of shares to be purchased.

        iii) The fair value of the Shares shall be as determined in good faith by the Company's Board of Directors in accordance with applicable guidelines or requirements of the California Securities Requirements and otherwise based upon the best available information.

        iv) if all of the Shares to which the Notice refers are not elected to be purchased, pursuant to paragraph (b)(ii) hereof, the Participant may sell or transfer the remaining shares to any purchaser or transferee named in the Notice at, in the case of a sale, the price specified in the Notice or at a higher price, provided that such sale or transfer is consummated within 180 days following receipt of the Notice by the Company and provided, further, that any such sale is in accordance with all the terms and conditions specified in the Notice and upon the terms and conditions hereof.

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         v) The provisions of paragraphs (b)(i) through (b)(iv) shall not apply to a transfer of any Shares by the Participant, either during his or her lifetime or on death by will or intestacy, to his or her ancestors, descendants, or spouse, or any custodian or trustee for the account of the Participant or the Participant's ancestors, descendants, or spouse; provided, in each such case the transferee shall receive and hold such Shares subject to the provisions of this Section 22 and there shall be no further transfer of such shares except in accordance herewith.

        vi) Notwithstanding the above, neither the Company nor any other person shall have any right under this Section 22 at any time after the Company becomes subject to the reporting requirements of Section 12(g) or 15(d) of the Securities Exchange Act of 1934.

        vii) No Shares may be sold or transferred without full compliance with this Section 22, and any sale or transfer that is not in compliance with this Section 22 shall be void.

      (b) All certificates representing the Shares shall have endorsed thereon substantially the following legend:

    "The shares represented by this certificate are subject to a right of first refusal option in favor of the issuer or its assignee as set forth in the stock option plan of the issuer pursuant to which such shares were issued, a copy of which is available at the principal office of the issuer."

      (c) The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 22, or (ii) to treat as the owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any transferee to whom such Shares shall have been so transferred.

    23.  Restricted Stock Grants.  As an alternative or in addition to granting Options under the Plan, the Board may instead offer to one or more Participants the right to purchase shares of Common Stock subject to the condition and agreement of the Participant that the Company shall have a repurchase option exercisable upon the voluntary or involuntary termination of the Participant's service with the Company for any reason (including death or disability), or upon such additional or different events as the Board may determine. Such Common Stock is referred to as "Restricted Stock." Unless the Board otherwise determines, the purchase price for Restricted Stock repurchased by the Company shall be the original price paid by the Participant. The repurchase option of the Company shall lapse at the same rate as which shares subject to Options may become exercisable ("vest") under the Plan, in each case as the Board determines, subject to any applicable requirements of the Plan with respect to the vesting rate of Options. Additionally, the Board may permit the full exercise of an Option even though the Option is not yet exercisable in full in accordance with its vesting schedule, subject to the condition and agreement of the Optionee that the Company shall have the right to repurchase the Common Stock issued upon exercise of the Option, at the same option exercise price per share being paid pursuant to the exercise, at any time when the exercise rights of the Optionee under the Option would have terminated in accordance with the original terms of the Option and the Plan; provided, however, that in such case the repurchase right of the Company shall only apply to that portion of the Shares which the Participant would not have had the right to acquire by exercise, pursuant to the original terms and vesting schedule of the Option, immediately prior to such termination. Shares issued upon Option exercise pursuant to the preceding sentence shall similarly be referred to as "Restricted Stock." All shares of Restricted Stock shall be issued pursuant to a form of agreement established by the Board which sets forth the provisions of this paragraph in greater detail and provides for an escrow of the Restricted Stock to support the repurchase right of the Company. Shares issued as Restricted Stock pursuant to this paragraph shall be deemed shares issued pursuant to, and subject to the applicable provisions of, the Plan.

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EXHIBIT B
STOCK OPTION AGREEMENT FOR ZEROS & ONES, INC.
FOR INCENTIVE STOCK OPTIONS

Exhibit A-1

ZEROS & ONES, INC.

INCENTIVE STOCK OPTION

Optionee:
No. of Shares:
Option Price:
Vesting Commencement Date:	, 200
Vesting of Option:
One-fourth (1/4) on the first anniversary of the Vesting Commencement Date, and as to the balance in 36 equal monthly installments following such first anniversary date, subject to continuous employment (See Sections 3 (b) and 4 below and see the Plan).
Termination of Option:
60 days after termination of employment or ten years after Vesting Commencement Date, whichever occurs first. Special rules apply to death or disability and in certain other circumstances. (See Section 2 below and see the Plan).
Reference Date of this Option:	, 200

Execution of this Option on behalf of ZEROS & ONES, INC.:

By:
Title:

    THIS OPTION is granted by Zeros & Ones, Inc., a California corporation (the "Company"), to the Optionee indicated at the top of this page (the "Optionee"). Under the 2000 Stock Option Plan (the "Plan"), the Board of Directors or a duly authorized committee thereof has authorized the grant to the Optionee of an incentive stock option to purchase shares of the Common Stock of the Company under the terms and conditions of this Option. This Option is intended to be, and is designated as, an Incentive Stock Option under the Plan. This Option consists of seven numbered paragraphs, and has been executed by the Company at the top of this page.

    1.  Option; Number of Shares; Price.

    The Company grants to the Optionee the right ("Option") to purchase all or any portion of the number of shares of the Common Stock of the Company indicated at the top of this page ("Stock") at the purchase price per share indicated at the top of this page (the "Option Price"). This Option is subject to the terms and conditions stated herein and in the Plan, including but not limited to the provisions of the Plan under which this Option shall be subject to modification if and when certain events occur.

    2.  Termination of Option.

    This Option shall expire when the first of the following occurs:

      (a) the tenth anniversary date of the Vesting Commencement Date indicated at the top of the first page of this Option;

      (b) the expiration of 60 days from the date of the Optionee's termination of employment, either voluntary or involuntary and either with or without cause (other than by reason of death), except that if the Optionee is then disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code), the expiration of one year from the date of the Optionee's termination of employment;

      (c) the expiration of one year from the date the Optionee dies if the Optionee dies while the Optionee is employed by the Company or any of its subsidiaries; or

      (d) the termination of the Option under the Plan.

    3.  Exercise and Vesting of Option.

    This Option may be exercised by the Optionee (or, after the Optionee's death, by the person designated in Section 5) only in accordance with the following provisions:

      (a) This Option may be exercised by the Optionee, to the extent it has become vested in accordance with paragraph (b) below, upon delivery of the following to the Company at its principal executive offices:

         (i) a written notice of exercise (which the Company may require to be in the form of Exhibit C to the Plan) which identifies this Option and states the number of shares of Stock then being purchased;

        (ii) a check or cash in the amount of the purchase price (or payment of the purchase price in such other form of lawful consideration as the Company's Board of Directors may approve from time to time under the provisions of the Plan);

        (iii) a letter or agreement, if requested by the Company, in such form and substance as the Company may require, setting forth and confirming the investment intent of the Optionee and such other agreements, undertakings, restrictions and representations as are described in the Plan, including the "lock-up" provision in Section 21 of the Plan and the right of first refusal provisions in Section 22 of the Plan; and

        (iv) a check or cash, if requested by the Company either before or after the Company's receipt of the notice of exercise, in the amount of any taxes (other than stock issue or transfer taxes) which the Company is obligated to collect or withhold by reason of the exercise of this Option.

      (b) This Option shall become exercisable ("vest") as to one-fourth (1/4) of the Stock on the first anniversary date of the Vesting Commencement Date, which is indicated at the top of the first page of this Option, and thereafter as to the balance in 36 equal monthly installments following

2

  such first anniversary date, subject to continuous employment of the Optionee by the Company through and including the time of each vesting.

    The installments shall be cumulative, such that this Option may be exercised as to any or all of the Stock covered by an installment at any time or times after that installment becomes exercisable and until this Option expires or terminates.

    4.  Vesting Ceases Upon Termination of Employment.

    The termination of the employment of the Optionee by death, disability or otherwise shall not accelerate or otherwise affect the number of shares with respect to which this Option may be exercised, and this Option may only be exercised with respect to that number of shares which could have been purchased under this Option if this Option had been exercised by the Optionee on the date of termination.

    5.  Nontransferability of Option

    The rights of the Optionee under this Option may not be assigned or transferred except by will or by the laws of descent and distribution. This Option shall be exercisable only by the Optionee during the Optionee's lifetime. Any attempt to assign this Option in contravention of this Option shall be void and shall have no effect. If the Optionee should die while the Optionee is employed by the Company or a subsidiary, the Optionee's legal representative, the Optionee's legatee, or the person who acquired the right to exercise this Option by reason of the death of the Optionee (this group shall be collectively known as "successors") succeeds to the Optionee's rights under this Option. After the death of the Optionee, only the Optionee's successors may exercise this Option.

    6.  No Rights as a Shareholder.

    The Optionee shall have no rights as a shareholder of any shares of Stock covered by this Option until the date of issuance of a stock certificate to the Optionee. Except as may be provided under the Plan, the Company will make no adjustment for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued.

    7.  This Option Subject to Plan.

    This Option is granted under the provisions of the Plan and shall be interpreted in a manner consistent with it. Any provision in this Option inconsistent with the Plan shall be superseded and governed by the Plan. A copy of the Plan is available to the Optionee at the Company's principal executive offices upon request and without charge.

    BY ACCEPTING THIS OPTION THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THIS OPTION WILL BE EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON THE OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE OPTIONEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

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Exhibit B

ZEROS & ONES, INC.

Acknowledgment of Stock Option Grant

    I have been advised by Zeros & Ones, Inc. (the "Company") that I have been granted a stock option (the "Option"), dated for reference purposes             , 200      , to purchase up to            shares of Common Stock of the Company (the "Shares") under the Company's 2000 Stock Option Plan (the "Plan"). I acknowledge and agree with the Company as follows:

      (1) I have received the written Option and a copy of the Plan, and I agree to be bound by the terms and conditions of both the Option and the Plan.

      (2) Without limiting the preceding paragraph, I specifically acknowledge and agree that any and all of the Shares, if and when issued upon exercise of the Option, will be subject to the "lock-up" provisions of Section 21 of the Plan and will be subject to the right of first refusal provisions of Section 22 of the Plan. I understand that the "lock-up" provisions of Section 21 of the Plan will generally prohibit any sale of the Shares by me for a period of up to one hundred eighty (180) days following any registration of shares by the Company for a public offering, and that the right of first refusal provisions of Section 22 of the Plan give the Company a 30-day right of first refusal to purchase any of the Shares before I may sell or transfer them to any other party.

      (3) I acknowledge and agree that, if and when any Shares are issued upon exercise of the Option, the Company may place legends on the certificates representing the Shares confirming the various restrictions on transfer contained in the Plan or as required under federal and state securities laws, including legends referring to the lock-up, purchase option and right of first refusal provisions described in the preceding paragraph.

      (4) I understand and agree that the Company may, as a condition to any exercise of the Option and the issuance of any certificate representing the Shares, require my written confirmation of the above matters and such additional requirements as are described in the Plan.

Dated: , 200

(Signature of Optionee)

Exhibit C

ZEROS & ONES, INC.

Notice of Option Exercise

            , 200

ZEROS & ONES, INC.
Attn: Corporate Secretary

    1.  Exercise of Option.  Effective as of today, I hereby elect to purchase            shares of Common Stock (the "Shares") of Zeros & Ones, Inc. (the "Company") under and pursuant to the 2000 Stock Option Plan (the "Plan") and the stock option (the "Option"), dated for reference purposes            , 2000  , previously granted to me under the Plan. The exercise price under the Option is $      per share and, accordingly, I have delivered to the Company my check in the amount of $      representing the aggregate exercise price for the Shares.

    2.  Investment Representations.  I am aware of the Company's business affairs and financial condition and I have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. I am acquiring the Shares for investment for my own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). I acknowledge and understand that the Shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. I further understand that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. I further acknowledge and understand that the Company is under no obligation to register the Shares.

    3.  Further Representations.  I acknowledge that I have received, read and understand the Option and the Plan and I agree to abide by and be bound by the terms and conditions of both the Option and the Plan. Without limiting the preceding sentence, I specifically acknowledge and agree that all of the Shares will be subject to the "lock-up" provisions of Section 21 of the Plan and the right of first refusal provisions of Section 22 of the Plan. I understand that the "lock-up" provisions of Section 21 of the Plan will generally prohibit any sale of the Shares by me for a period of up to one hundred eighty (180) days following any registration of shares by the Company for a public offering, and that the right of first refusal provisions of Section 22 of the Plan give the Company a 30-day right of first refusal to purchase any of the Shares before I may sell or transfer them to any other party.

    4.  Restrictive Legends and Stop-Transfer Orders.  I understand and agree that the Company shall cause the legends set forth below (or legends substantially equivalent thereto) to be placed upon the certificates(s) evidencing ownership of the Shares, together with any other legends that may be required by the Company or by state or federal securities laws:

  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE ISSUER OR ITS ASSIGNEE AS SET

1

  FORTH IN THE STOCK OPTION PLAN OF THE ISSUER PURSUANT TO WHICH SUCH SHARES WERE ISSUED, A COPY OF WHICH IS AVAILABLE AT THE PRINCIPAL OFFICE OF THE ISSUER.

    I further agree that, in order to ensure compliance with the restrictions and provisions referred to above and in the Plan, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. I agree that the Company shall not be required (a) to transfer on its books any of the Shares that have been sold or otherwise transferred in violation of any of the provisions of the Option, the Plan or this Notice of Option Exercise, or (b) to treat as owner of such Shares, or to accord the right to vote or pay dividends to, any purchaser or other transferee to whom such Shares shall have been so transferred.

    5.  Entire Agreement.  The Option and the Plan are incorporated herein by reference. This Notice of Option Exercise, together with the Option and the Plan, constitute the entire agreement between the Company and me with respect to this exercise of the Option and supersede in their entirety all prior understandings and agreements between the Company and me with respect thereto, and may not be modified except only by a writing signed by both the Company and me.

Respectfully Submitted,
(Signature of Exercising Optionee)

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EXHIBIT C
STOCK OPTION AGREEMENT FOR ZEROS & ONES, INC.
FOR NONQUALIFIED STOCK OPTIONS

Exhibit A-2

ZEROS & ONES, INC.

NONQUALIFIED STOCK OPTION

Optionee:
No. of Shares:
Option Price: $
Vesting Commencement Date:	, 200
Vesting of Option:
One-fourth (1/4) on the first anniversary of the Vesting Commencement Date, and as to the balance in 36 equal monthly installments following such first anniversary date, subject to continuous employment (See Sections 3(b) and 4 below and see the Plan).
Termination of Option:
60 days after termination of employment or ten years after Vesting Commencement Date, whichever occurs first. Special rules apply to death or disability and in certain other circumstances. (See Section 2 below and see the Plan).
Reference Date of this Option:	, 200
Execution of this Option on behalf of ZEROS & ONES, INC.
By:
Title:

    THIS OPTION is granted by Zeros & Ones, Inc., a California corporation (the "Company"), to the Optionee indicated at the top of this page (the "Optionee"). Under the 1999 Stock Option Plan (the "Plan"), the Board of Directors or a duly authorized committee thereof has authorized the grant to the Optionee of a nonqualified stock option to purchase shares of the Common Stock of the Company under the terms and conditions of this Option. This Option is intended to be, and is designated as, a Nonqualified Stock Option under the Plan. This Option consists of seven numbered paragraphs, and has been executed by the Company at the top of this page.

    If this Option has been granted to an Optionee who is a director, consultant or advisor to the Company but not an employee, "employment" shall mean service as such director, consultant or advisor, as more fully provided in the Plan.

    1.  Option; Number of Shares; Price.

    The Company grants to the Optionee the right ("Option") to purchase all or any portion of the number of shares of the Common Stock of the Company indicated at the top of this page ("Stock") at the purchase price per share indicated at the top of this page (the "Option Price"). This Option is subject to the terms and conditions stated herein and in the Plan, including but not limited to the provisions of the Plan under which this Option shall be subject to modification if and when certain events occur.

    2.  Termination of Option.

    This Option shall expire when the first of the following occurs:

      (a) the tenth anniversary date of the Vesting Commencement Date indicated at the top of the first page of this Option;

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      (b) the expiration of 60 days from the date of the Optionee's termination of employment, either voluntary or involuntary and either with or without cause (other than by reason of death), except that if the Optionee is then disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code), the expiration of one year from the date of the Optionee's termination of employment;

      (c) the expiration of one year from the date the Optionee dies if the Optionee dies while the Optionee is employed by the Company or any of its subsidiaries; or

      (d) the termination of the Option under the Plan.

    3.  Exercise and Vesting of Option.

    This Option may be exercised by the Optionee (or, after the Optionee's death, by the person designated in Section 5) only in accordance with the following provisions:

      (a) This Option may be exercised by the Optionee, to the extent it has become vested in accordance with paragraph (b) below, upon delivery of the following to the Company at its principal executive offices:

         (i) a written notice of exercise (which the Company may require to be in the form of Exhibit C to the Plan) which identifies this Option and states the number of shares of Stock then being purchased;

        (ii) a check or cash in the amount of the purchase price (or payment of the purchase price in such other form of lawful consideration as the Company's Board of Directors may approve from time to time under the provisions of the Plan);

        (iii) a letter or agreement, if requested by the Company, in such form and substance as the Company may require, setting forth and confirming the investment intent of the Optionee and such other agreements, undertakings, restrictions and representations as are described in the Plan, including the "lock-up" provision in Section 21 of the Plan and the right of first refusal provisions in Section 22 of the Plan; and

        (iv) a check or cash, if requested by the Company either before or after the Company's receipt of the notice of exercise, in the amount of any taxes (other than stock issue or transfer taxes) which the Company is obligated to collect or withhold by reason of the exercise of this Option.

      (b) This Option shall become exercisable ("vest") as to one-fourth (1/4) of the Stock on the first anniversary date of the Vesting Commencement Date, which is indicated at the top of the first page of this Option, and thereafter as to the balance in 36 equal monthly installments following such first anniversary date, subject to continuous employment of the Optionee by the Company through and including the time of each vesting.

    The installments shall be cumulative, such that this Option may be exercised as to any or all of the Stock covered by an installment at any time or times after that installment becomes exercisable and until this Option expires or terminates.

    4.  Vesting Ceases Upon Termination of Employment.

    The termination of the employment of the Optionee by death, disability or otherwise shall not accelerate or otherwise affect the number of shares with respect to which this Option may be exercised, and this Option may only be exercised with respect to that number of shares which could have been purchased under this Option if this Option had been exercised by the Optionee on the date of termination.

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    5.  Nontransferability of Option

    The rights of the Optionee under this Option may not be assigned or transferred except by will or by the laws of descent and distribution. This Option shall be exercisable only by the Optionee during the Optionee's lifetime. Any attempt to assign this Option in contravention of this Option shall be void and shall have no effect. If the Optionee should die while the Optionee is employed by the Company or a subsidiary, the Optionee's legal representative, the Optionee's legatee, or the person who acquired the right to exercise this Option by reason of the death of the Optionee (this group shall be collectively known as "successors") succeeds to the Optionee's rights under this Option. After the death of the Optionee, only the Optionee's successor may exercise this Option.

    6.  No Rights as a Shareholder.

    The Optionee shall have no rights as a shareholder of any shares of Stock covered by this Option until the date of issuance of a stock certificate to the Optionee. Except as may be provided under the Plan, the Company will make no adjustment for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued.

    7.  This Option Subject to Plan.

    This Option is granted under the provisions of the Plan and shall be interpreted in a manner consistent with it. Any provision in this Option inconsistent with the Plan shall be superseded and governed by the Plan. A copy of the Plan is available to the Optionee at the Company's principal executive offices upon request and without charge.

    BY ACCEPTING THIS OPTION THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THIS OPTION WILL BE EARNED ONLY BY CONTINUING EMPLOYMENT OR CONSULTANCY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON THE OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

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PROXY

ZEROS & ONES, INC.
Proxy Solicited by the Board of Directors
Annual Meeting of the Stockholders—October 4, 2001

   The undersigned hereby nominates, constitutes and appoints Robert J. Holtz and Bernie Butler-Smith, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of ZEROS & ONES, INC. which the undersigned is entitled to represent and vote at the 2001 Annual Meeting of Stockholders of the Company to be held at 1714 16th Street, Santa Monica, California 90404, on October 4, 2001, at 1:00 p.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2, 3 AND 4

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) / /	WITHHOLD AUTHORITY to vote for all nominees listed below / /
Election of the following nominees as directors: Robert J. Holtz, William Burnsed, Bernie Butler-Smith, and Douglas Glen.
(Instructions: To withhold authority to vote for any nominee, print that nominee's name in the space provided below.)

2.
RATIFY THE ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN.

/ / FOR	/ / AGAINST	/ / ABSTAIN
3.
RATIFY THE ADJUSTMENT OF THE EXERCISE PRICE OF STOCK OPTIONS GRANTED PURSUANT TO THE 2000 STOCK OPTION PLAN.

/ / FOR	/ / AGAINST	/ / ABSTAIN

4.
RATIFY THE SELECTION OF STONEFIELD JOSEPHSON ACCOUNTANCY CORPORATION AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

/ / FOR	/ / AGAINST	/ / ABSTAIN
5.
IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

IMPORTANT—PLEASE SIGN AND DATE AND RETURN PROMPTLY

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" EACH OF THE ABOVE PROPOSALS.

Date:	, 2001

(Signature of stockholder)

Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

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SCHEDULE 14A
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS OCTOBER 4, 2001
INFORMATION CONCERNING SOLICITATION AND VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL I ELECTION OF DIRECTORS
MANAGEMENT
EXECUTIVE COMPENSATION
CERTAIN TRANSACTIONS
PROPOSAL II RATIFICATION OF 2000 STOCK OPTION PLAN FOR ZEROS & ONES, INC.
PROPOSAL III RATIFICATION OF AMENDMENT TO STOCK OPTION AGREEMENTS
PROPOSAL IV RATIFICATION OF INDEPENDENT ACCOUNTANTS
OTHER MATTERS
SHAREHOLDER PROPOSALS
ADDITIONAL INFORMATION
EXHIBIT A STOCK OPTION PLAN FOR ZEROS & ONES, INC.
Zeros & Ones, Inc. 2000 Stock Option Plan
Exhibit A-1
INCENTIVE STOCK OPTION
Exhibit B ZEROS & ONES, INC. Acknowledgment of Stock Option Grant
Exhibit C ZEROS & ONES, INC. Notice of Option Exercise
EXHIBIT C STOCK OPTION AGREEMENT FOR ZEROS & ONES, INC. FOR NONQUALIFIED STOCK OPTIONS
Exhibit A-2 ZEROS & ONES, INC. NONQUALIFIED STOCK OPTION